EXHIBIT 31.1
                Rules 13a-15(e) and 15d-15(e) and Rules 13a-15(f)
                    Certification of Chief Executive Officer


I, Gary W. Havener, certify that:

   1.    I have reviewed this annual report on Form 10-KSB of PHAZAR CORP;

   2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this annual report;

   3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of PHAZAR CORP as of, and for, the periods presented in this annual report;

   4. PHAZAR CORP's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for PHAZAR CORP and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to PHAZAR CORP, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

         b)  not required

         c) evaluated the effectiveness of PHAZAR CORP's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

         d) disclosed in this annual report any change in PHAZAR CORP's internal control over financial reporting that occurred during PHAZAR CORP's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, PHAZAR CORP's internal control over financial reporting; and

    5. PHAZAR CORP's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to PHAZAR CORP's auditors and the audit committee of PHAZAR CORP's board of directors (or persons performing the equivalent functions):




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         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect PHAZAR CORP's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in PHAZAR CORP's internal control over financial reporting



                                           PHAZAR CORP



Date: February 20, 2004                    /s/ Gary W. Havener
                                           ------------------------------------
                                           Gary W. Havener President
                                           and Principal Executive Officer




































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